Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

15. Income Taxes:

Ocean Rig UDW operates through its various subsidiaries in a number of countries throughout the world. Income taxes have been provided based upon the tax laws and rates in the countries in which operations are conducted and income is earned. The countries in which the Company operates have taxation regimes with varying nominal rates, deductions, credits and other tax attributes. Consequently, there is not an expected relationship between the provision for/or benefit from income taxes and income or loss before income taxes.

The components of the Company's income/(losses) before taxes are as follows:

	Year Ended December 31,
	2010	2011	2012
Domestic Income/(loss) (Marshall Islands)	174,794	190,940	(67,582)
Foreign Income/ (loss)	(19,597)	(68,214)	(20,797)

Total income/(loss) before taxes	$155,197	$122,726	$(88,379)

The components of the Company's tax expense were as follows:

	Year Ended December 31,
	2010	2011	2012

Current Tax expense	$20,227	$27,637	$43,957
Deferred Tax expense / (benefit)	209	(209)	-
Income taxes	$20,436	$27,428	$43,957

Effective tax rate	13%	22%	(50)%

The current tax expense is mainly related to withholding tax based on total contract revenue or bareboat fees. In 2012, 97% of the current tax expense was related to withholding tax in Brazil, Angola, Equatorial Guinea, Ivory Coast and Ghana. In 2011, approximately 95% of the current tax expense was related to withholding tax in Ghana, Tanzania and Turkey, while in 2010 approximately 95% of the current tax expense was related to withholding tax in Ghana and Turkey.

Taxes have not been reflected in other comprehensive income/loss since the valuation allowances would result in no recognition of deferred tax.

Reconciliation of total tax expense:

	Year Ended December 31,
	2010	2011	2012
Change in valuation allowance	$(14,922)	$(41,870)	$6,311
Differences in tax rates	14,177	(3,288)	(3,896)
Effect of permanent differences	40	2	120
Adjustments in respect to current income tax of previous years	281	(766)	227
Effect of exchange rate differences	1,465	(3,318)	(1,599)
Withholding tax	19,395	26,132	42,837
Loss of tax loss carry forward because of liquidation	-	50,536	-

Total	$20,436	$27,428	$44,000

Ocean Rig UDW has for 2011 elected to use the statutory tax rate for each year based upon the location where the largest parts of its operations were domiciled. During 2010, 2011 and 2012, most of its activities were in Marshall Islands with tax rate of zero.

Ocean Rig UDW is subject to changes in tax laws, treaties, regulations and interpretations in and between the countries in which its subsidiaries operate. A material change in these tax laws, treaties, regulations and interpretations could result in a higher or lower effective tax rate on worldwide earnings.

Deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the financial statement basis and the tax basis of the Company's assets and liabilities at the applicable tax rates in effect. The significant components of deferred tax assets and liabilities are as follow:

	Year Ended December 31,
	2011	2012
Deferred tax assets
Net operations loss carry forward	$8,015	$8,707
Accelerated depreciation of assets	31	107
Pension	713	1,136
Total deferred tax assets	$8,759	$9,950
Less: valuation allowance	(8,759)	(9,950)
Total deferred tax assets, net

A valuation allowance for deferred tax assets is recorded when it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized. The Company provides a valuation allowance to offset deferred tax assets for net operating losses ("NOL") incurred during the year in certain jurisdictions and for other deferred tax assets where, in the Company's opinion, it is more likely than not that the financial statement benefit of these losses will not be realized. The Company provides a valuation allowance for foreign tax loss carry forward to reflect the possible expiration of these benefits prior to their utilization. As of December 31, 2012, the valuation allowance for deferred tax assets is increased from $8,759 in 2011to $9,950 in 2012 reflecting an increase in net deferred tax assets during the period. The increase is primarily a result of an increase of deferred tax assets in the Falkland Islands. This increase was partly set off by a reduction of deferred tax asset due to utilization or loss of tax loss carry forwards in Norway in 2012.

As of December 31, 2011, the net operating losses on a gross basis are $25,593 and are mainly related to losses in Norway, Brazil, Canada and Greenland. As of December 31, 2012, the net operating losses on a gross basis are $32,961 and are mainly related to Canada and the Falkland Islands. These losses are available indefinitely for offset against future taxable profits of the company in which the losses arose.

The Company's income tax returns are subject to review and examination in the various jurisdictions in which the Company operates. As of December 31, 2012, the Company was not subject to any examination on tax matters. The Company may contest any tax assessment that deviates from its tax filing. However, this review is not expected to incur any tax payables and uncertain tax positions are regarded as immaterial.

The Company's tax returns in the major jurisdictions in which it operates are generally subject to examination for periods ranging from three to six years.

The Company accrues interest and penalties related to its liabilities for unrecognized tax benefits as a component of income tax expense. During the year ended December 31, 2010, 2011 and 2012, the Company had no unrecognized tax benefits and did not incur any interest or penalties.

Ocean Rig UDW, and/or one of its subsidiaries, filed federal and local tax returns in several jurisdictions throughout the world. The amount of current tax benefit recognized during the years ended December 31, 2011 and 2012, from the settlement of disputes with tax authorities and the expiration of statute of limitations was insignificant. All earnings in foreign jurisdictions are permanently reinvested as the earnings are needed for working capital needs. Hence, no deferred tax liability has been recognized.